SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

      Filed by the Registrant [X]
      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:
      [ ]       Preliminary Proxy Statement
      [ ]        Confidential, For Use of the Commission Only
                 (as permitted by Rule 14a-6(e)(2))
      [X]        Definitive Proxy Statement
      [ ]        Definitive Additional Materials
      [ ]        Soliciting Material Under Rule 14a-12

                               CELSION CORPORATION
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
         0-11.
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         (1)  Title of each  class of  securities  to which  transaction applies:

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         (2)  Aggregate number of securities to which transaction  applies:

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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)  Proposed maximum aggregate value of transaction:

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         (5)  Total fee paid:

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         [ ]  Fee paid previously with preliminary materials:

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         [ ] Check box if any part of the fee is offset as  provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing party:

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         (4) Date filed:

                               CELSION CORPORATION
                            10220-I OLD COLUMBIA ROAD
                          COLUMBIA, MARYLAND 21046-1705


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD FRIDAY, NOVEMBER 8, 2002


To Our Stockholders:

         Notice is hereby given that a special meeting (together with any adjournments, postponements or reschedulings thereof, the "Meeting") of the stockholders of Celsion Corporation (the "Company") will be held at 10 o'clock AM local time on Friday, November 8, 2002, at the offices of the Company, 10220-I Old Columbia Road, Columbia, Maryland 21046 for the following purposes:

(1) To amend the Certificate of Incorporation of the Company to increase the total number of authorized shares of the Company's common stock, $0.01 par value per share, from one hundred fifty million (150,000,000) to two hundred million (200,000,000) shares; and

(2) To consider any other matters that may properly come before the Meeting.

         The close of business on Wednesday, October 2, 2002 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Meeting. Only stockholders of record at the close of business on October 2, 2002 are entitled to notice of, and to vote at, the Meeting. In the event there are not sufficient votes to constitute a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

         All stockholders are cordially invited to attend the Meeting in person. However, whether or not you expect to attend, please complete, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope provided for that purpose. Returning your Proxy Card will ensure your representation and help to ensure the presence of a quorum at the Meeting. You may attend the Meeting and vote your shares in person even if you send in your Proxy Card, since your proxy is revocable as set forth in the accompanying Proxy Statement.

                                       By Order of the Board of Directors

                                       /s/ John Mon
                                       ----------------------------------
                                           John Mon
                                           Secretary

October 3, 2002]
Columbia, Maryland

             Whether or not you intend to attend the Meeting, please
              complete, sign, date and return the accompanying Proxy
          Card in the enclosed pre-addressed and postage-paid envelope.

                               CELSION CORPORATION

                                 PROXY STATEMENT
                                 ---------------

                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

GENERAL

         This Proxy Statement is being furnished in connection with the solicitation, by the Board of Directors of Celsion Corporation (the "Company" or "Celsion"), of proxies to be used at a Special Meeting of Stockholders (together with any adjournments, postponements or reschedulings thereof, the "Meeting") to be held at 10 o'clock AM local time on Friday, November 8, 2002, at the offices of the Company, 10220-I Old Columbia Road, Columbia, Maryland 21046, for the purposes set forth in the accompanying Notice.

         Only stockholders of record at the close of business on Wednesday, October 2, 2002, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 92,417,556 shares of the Company's common stock, par value $0.01 per share ("Common Stock"), issued and outstanding. Each share of Common Stock is entitled to one vote on each matter submitted to the stockholders at the Meeting. If you were a stockholder as of the record date, you are entitled to vote at the Meeting and we encourage you to attend the Meeting in person. IF YOU CANNOT BE PRESENT AT THE MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN ORDER TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. For your convenience, a pre-addressed and postage-paid return envelope is enclosed for that purpose.

         The Company's offices are located at 10220-I Old Columbia Road, Columbia, Maryland 21046-1705, and its telephone number is (410) 290-5390 or
(800) 262-0394 (toll free). This Proxy Statement and accompanying Proxy Card are first being sent to the stockholders on or about October 10, 2002.

         Approval of the proposed amendment of the Company's Certificate of Incorporation to increase the total number of authorized shares of Common Stock requires the favorable vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting and the presence in person or by proxy of such a majority will constitute a quorum at the Meeting. In the event that the number of shares represented at the Meeting in person or by proxy is less than a quorum, the persons named in the accompanying Proxy Card will vote FOR an adjournment of the Meeting.

         Stockholder votes will be tabulated by Automated Data Processing, Inc. ("ADP"). Shares represented at the Meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Abstentions and broker non-votes (shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote and with respect to which a broker or nominee has not received instructions from the beneficial owner) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will be treated as not voted for purposes of determining the decision of the stockholders with respect to such matter. Therefore, with respect to the proposal to amend the Certificate of Incorporation of the Company to increase the total number of authorized shares of the Company's Common Stock, abstentions and broker non-votes will have the same effect as votes against the amendment proposal.

PROXIES

         If the enclosed Proxy Card is properly dated, signed and returned timely, and if choices are specified therein and the proxy is not revoked, the shares represented thereby will be voted at the Meeting in accordance with the instructions indicated on the Proxy Card. Unless you direct otherwise, the persons named on the Proxy Card will vote FOR the proposal to increase the number of authorized shares of our Common Stock and they will vote in their best judgment as to any other business that may properly come before the Meeting. We presently do not know of any other business to be brought before the Meeting.

REVOCABILITY OF PROXIES

         The execution of a Proxy Card does not affect the right to vote in person at the Meeting. Any stockholder giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Company, not later than the commencement of the Meeting, a letter or other suitable instrument of revocation or a later dated Proxy Card, duly executed by the stockholder. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the shares represented by a Proxy Card will be voted FOR the proposal to increase the number of authorized shares of our Common Stock.

SOLICITATION

         The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying Proxy Card and any additional material which may be furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of Common Stock held in the names of such nominees, and the Company will reimburse them for their reasonable expenses in so doing. The solicitation of proxies will be made by the use of the mails and through direct communication with certain stockholders or their representatives by officers, Directors and employees of the Company, who will receive no additional compensation therefor.

         In the event there are not sufficient votes at the time of the Meeting to constitute a quorum or to approve the proposal to increase the number of authorized shares of our Common Stock, the Meeting may be adjourned or postponed in order to permit us to solicit additional proxies.

NO DISSENTER'S RIGHTS

         Under Delaware law, stockholders are not entitled to dissenters' rights of appraisal with respect to the proposal to increase the number of authorized shares of our Common Stock.

       PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD
             IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE
                            AS PROMPTLY AS POSSIBLE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company regarding the beneficial ownership of its Common Stock as of September 3, 2002 by:

         o each person or group known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock;

         o    each of the Company's directors and executive offices; and

         o    all of the Company's directors and executive officers as a group.

         Celsion has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby. Shares of Common Stock subject to options that are currently exercisable or that become exercisable within 60 days of September 3, 2002 are treated as outstanding and beneficially owned by the holder of such options. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person.

                                                    Number of Common          Percent of
                                                         Shares              Common Shares
                                                      Beneficially          Outstanding (2)
Name and Address* of Beneficial Owner                   Owned (1)
                                                   --------------------    ------------------

Augustine Y. Cheung (3)                                  7,353,843                7.96
John Mon (4)                                             1,189,955                1.29
Max E. Link (5)                                            507,186                  **
LaSalle D. Leffall, Jr. (6)                                179,997                  **
Claude Tihon (7)                                           195,997                  **
Kris Venkat (8)                                            285,959                  **
Anthony P. Deasey (9)                                      903,334                  **
Daniel S. Reale (10)                                       221,667                  **
Dennis Smith (11)                                          189,167                  **
William E. Gannon, Jr. (12)                                 50,000                  **
Executive Officers and Directors as a group             11,077,105               11.94
    (10 individuals)


* The address of each of the persons named is c/o Celsion Corporation, 10220-I Old Columbia Road, Columbia, MD 21046-1705.

**       Less than 1%.

(1) Except as noted above, this share ownership information does not give effect to outstanding options and warrants, shares reserved for issuance under the Company's stock option plans, or shares of preferred stock which are convertible into shares of Common Stock. Outstanding options, warrants and shares of preferred stock do not carry voting rights.

(2) Based on 91,617,556 shares of Common Stock outstanding as of September 3, 2002.

(3)      Includes  1,000,000  shares of Common Stock owned through the Augustine
         Y. Cheung and Fee-Wah Cheung 2001 Family Trust and 816,667 shares of Common Stock underlying currently exercisable options to purchase Common Stock.

(4) Includes currently exercisable options to purchase 811,667 shares of Common Stock.

(5) Includes currently exercisable options to purchase 225,000 shares of Common Stock.

(6) Includes currently exercisable options to purchase 125,000 shares of Common Stock.

(7) Includes currently exercisable options to purchase 136,000 shares of Common Stock.

(8) Includes currently exercisable options to purchase 275,000 shares of Common Stock.

(9) Includes currently exercisable options to purchase 751,667 shares of Common Stock.

(10) Includes currently exercisable options to purchase 221,667 shares of Common Stock.

(11) Includes currently exercisable options to purchase 171,667 shares of Common Stock.

(12) Includes currently exercisable options to purchase 50,000 shares of Common Stock.

                                   PROPOSAL 1:
       AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE
                THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Company's Certificate of Incorporation currently authorizes the issuance of up to one hundred fifty million (150,000,000) shares of Common Stock, par value $0.01 per share, and one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share. On September 6, 2002, the Board of Directors unanimously adopted resolutions, subject to stockholder approval, proposing that the Certificate of Incorporation be amended to increase the authorized number of shares of the Company's Common Stock from one hundred fifty million (150,000,000) to two hundred million (200,000,000) shares. The Board of Directors determined that this amendment is advisable and directed that it be submitted for the approval of our stockholders at the Meeting.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         If the amendment is approved by our stockholders, the first paragraph of Article Fourth of our Certificate of Incorporation, as amended, will be amended by deleting that paragraph as it presently appears and substituting for it a new first paragraph that would read as follows:

         The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred million one hundred thousand (200,100,000) shares, consisting of (i) two hundred million (200,000,000) shares of Common Stock, par value $0.01 per share ("Common Stock"), and (ii) one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"). The Preferred Stock may be issued from time to time in one or more series.

         The amendment will become effective at such time as we file with the Secretary of State of the State of Delaware a Certificate of Amendment to our Certificate of Incorporation. If the amendment is approved by the required vote of our stockholders, we intend to file the Certificate of Amendment as soon as practicable after such approval is obtained. However, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to determine NOT to proceed with this proposed increase in the number of authorized shares of Common Stock if, at any time, prior to the filing of the proposed amendment with the Delaware Secretary of State (which will occur subsequent to stockholder approval), the Board of Directors, in its sole discretion, determines that the increase is no longer in the best interests of the Company and its stockholders.

PURPOSE AND GENERAL EFFECT OF THE AMENDMENT

         The Board of Directors believes that the increase in the number of authorized shares of our Common Stock from one hundred fifty million (150,000,000) to two hundred million (200,000,000) is necessary to provide us with a sufficient number of shares for conversion of preferred stock, stock dividends or stock splits, financings, acquisitions, management incentive or employee benefit plans, exercise of stock options or warrants and for other general corporate purposes. Once the amendment is effective, no further stockholder action would be necessary to effect the issuance of additional shares of our Common Stock, except as may be required by our Certificate of Incorporation, by law or by the applicable regulations of the American Stock Exchange in a particular set of circumstances.

         On September 3, 2002, there were 91,617,556 shares of Common Stock issued and outstanding, with an additional 2,439,375 shares reserved for future grants pursuant to the Company's 2001 Stock Option Plan, 35,568,539 shares reserved for issuance upon exercise of currently outstanding options and warrants, 5,901,177 shares reserved for issuance upon conversion of the Company's outstanding Preferred Stock and 4,145,763 shares reserved for issuance pursuant to other currently existing contractual arrangements. Therefore, as of that date, the Company had available only 10,327,590 authorized but unissued and unreserved shares for any other purpose.

         The Board of Directors believes that it is in the best interests of Celsion and its stockholders to increase the number of authorized shares of Common Stock so that such shares will be available for issuance in connection with future transactions that the Board of Directors deems advantageous to the Company and its stockholders. In particular, the Board believes that the availability of additional shares of Common Stock would provide flexibility in structuring possible acquisitions and strategic partnerships, enable us to raise additional equity capital as and when needed and allow the Board of Directors, in its discretion, to declare stock splits or stock dividends in the future.

         We have no present arrangements or understanding with respect to possible acquisitions, strategic partnerships, financings, stock splits or dividends requiring the availability of additional authorized Common Stock. However, as we announced on June 27, 2002, we have begun the process of examining strategic alternatives for our Benign Prostatic Hyperplasia ("BPH") business and we have retained Legg Mason Wood Walker Incorporated to assist us in examining alternatives for maximizing the value of that business. Although as of the date of this Proxy Statement, we have not identified a single, specific partner and have not entered into any binding agreement, relationship or transaction, and there can be no assurances that we will do so, such an agreement, relationship or transaction in the future could require that we agree to issue to our partner(s) shares of Common Stock and/or that we reserve such shares for future issuance. Given our current capital structure, we may not have available a sufficient number of shares of Common Stock for such purposes and, therefore, our ability to maximize the value of the BPH business could be adversely affected.

         In addition, we presently are engaged in discussions with Duke University for the purpose of revising and amending the terms of the agreement under which we license Duke's thermoliposome technology. Under the terms of our original agreement, on the second anniversary of the effective date of the agreement, Duke had the option, under certain circumstances, to accelerate milestone payments and elect to have those milestone payments settled in shares of our Common Stock. Duke has agreed to defer this election on condition that certain elements of the current agreement be reviewed and, potentially, amended. These discussions have not yet been concluded but could require Celsion to issue in excess of 4,100,000 shares of Common Stock to Duke in the near future.

         Finally, the Board of Directors anticipates that, from time to time the Company will find it necessary or advantageous to raise additional capital, which may be accomplished through the sale of Common Stock or other securities convertible into or exchangeable for shares of Common Stock. Approval of the amendment would provide the Company with available authorized but unissued shares to be utilized in any such future financing.

         Our examination of strategic alternatives for the BPH business and any restructuring of our relationship with Duke may advance to a stage which would require the reservation or issuance of additional shares of Common Stock or a binding obligation by Celsion to do so. In addition, at any time or from time to time in the future, we may identify other business necessities or opportunities that would call for the reservation or issuance of additional shares of Common Stock. Having such shares authorized and therefore available for reservation or issuance in the future would provide the Company with enhanced flexibility and would allow the Board of Directors to act to reserve or issue such shares without the expense and delay of a special stockholders' meeting to authorize additional shares of Common Stock.

         Adoption of the proposed amendment would not change the voting rights, liquidation rights, preemptive rights or any other stockholder rights of our Common Stock or the holders thereof. However, the additional authorized shares of Common Stock could be issued at such times and under such circumstances as to have a dilutive effect on earnings per share, if any, and on the equity ownership of the present holders of our equity securities. The proposed additional shares would be a part of the existing class of our Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding.

POTENTIAL ANTI-TAKEOVER EFFECT

         The increase in the number of authorized shares of our Common Stock could, under certain circumstances, have an anti-takeover effect. Although neither our Board of Directors nor our management views the increase in the number of authorized shares as an anti-takeover measure, we could use the available shares to frustrate persons seeking to effect a takeover or otherwise gain control of Celsion by making it more difficult or to discourage, to varying degrees and in various circumstances, a merger, tender offer, proxy contest or acquisition of control of a large block of our Common Stock, without prior approval of our Board of Directors, even if such an attempt to gain control would be beneficial to the Company and its stockholders. The increase in the number of authorized shares of Common Stock would expand the ability of the Company to issue shares and thereby dilute the voting power of any person or group that might accumulate shares in order to attempt to effect a change in control.

         We are not aware of any existing or planned effort on the part of any party to accumulate material amounts of our Common Stock, or to acquire Celsion by means of a merger, tender offer, solicitation of proxies in opposition to management or otherwise, or to change our management, nor are we aware of any person having made any offer to acquire our voting stock or assets.

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS IN THE MATTER

Except in their capacities as stockholders of the Company, none of our directors or executive officers or any of their respective affiliates has a substantial interest, direct or indirect, in the proposed amendment to the Certification of Incorporation. Furthermore, none of our directors or executive officers has or will derive an extra or special benefit not shared on a pro rata basis with our other stockholders.

================================================================================

                                 RECOMMENDATION

     THE  BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT YOU VOTE
     "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

================================================================================

                STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

         Any stockholder who desired to submit a proposal for action at the Company's annual meeting of stockholders to be held in 2003 and for inclusion in the Company's proxy statement with respect to such meeting should have arranged for such proposal to be delivered to the Company at its principal place of business no later than September 12, 2002. In accordance with the regulations of the Securities and Exchange Commission and the Company's Bylaws, any stockholder proposals received after September 12, 2002, will be untimely and will not be considered during the 2003 annual meeting. Rule 14a-4(c)(3) adopted by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, governs our use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in our proxy statement. That Rule provides that, for proxy solicitations other than in connection with our annual meeting, such as this special meeting Proxy Statement, if we do not know, a reasonable time before the solicitation, about a proposal to be presented at the meeting, then we may use the discretionary voting authority reflected on the Proxy Card to vote on such matter as and when it is presented at the meeting, without any discussions of the matter in the proxy statement.

         The Company's Bylaws also prescribe certain other limitations and procedures regarding prior written notice to the Company by stockholders which must be complied with for stockholder proposals to be included in the Company's proxy statement for, and to be considered at, an annual meeting of stockholders. Any stockholder who wishes to make such a proposal at Celsion's annual meeting of stockholders may request a copy of the applicable provisions of the Company's Bylaws from the Secretary of the Company.

                                 OTHER BUSINESS

         The Directors of the Company are not aware of any other business to be acted upon at the Meeting, other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments, postponements or reschedulings thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                                   PROXY CARD
                                   ----------

                               CELSION CORPORATION
                            10220-I Old Columbia Road
                          Columbia, Maryland 21046-1705


         The undersigned hereby appoints Augustine Y. Cheung and John Mon and either of them, as proxies with full powers of substitution and resubstitution, to vote all shares of the Common Stock of Celsion Corporation (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on Friday, November 8, 2002 and at any adjournment, postponement or rescheduling thereof (the "Meeting"), upon the terms described in the Proxy Statement. The undersigned acknowledges receipt of a Notice of Special Meeting and the Proxy Statement related hereto.

PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM ONE HUNDRED FIFTY MILLION (150,000,000) TO TWO HUNDRED MILLION (200,000,000) SHARES

         FOR                      AGAINST                   ABSTAIN
         -----                    -------                   -------

         [   ]                     [   ]                     [   ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, including any postponement or adjournment thereof including an adjournment to solicit additional proxies in the event that a quorum is not present at the Meeting or in the event sufficient proxies voted in favor of the approval or ratification of the proposals set forth above have not been received.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

         If this Proxy is properly executed, the shares represented by this Proxy will be voted as directed by the undersigned. IF NO INSTRUCTIONS ARE SPECIFIED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS PRESENTED AT THE MEETING. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

         Please date and sign this Proxy exactly as your name appears hereon.

______________________________      ___________________________________________
Date                                Signature of Owner

                                    ___________________________________________
                                    Additional Signature of Joint Owner (if any)

                                    If stock is jointly held, each joint
                                    owner should  sign.  When signing as
                                    attorney-in-fact,          executor,
                                    administrator,   trustee,  guardian,
                                    corporate officer or partner, please
                                    give full title.